Exhibit 23.1


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 33-95910, Form S-3 No. 33-64968, Form S-3 No. 333-15241 and Form
S-8 No. 333-05787) and related Prospectuses of OXiGENE, Inc. of our report dated March 5, 1997, with respect to the consolidated financial statements of OXiGENE, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1996.





                                                               ERNST & YOUNG LLP

New York, New York
March 14, 1997